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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):

                       September 2, 2004 (August 27, 2004)



(Exact Name of Registrant as Specified in its      (Commission File     (State or Other        (IRS Employer
  Charter and Address of Principal Executive           Number)          Jurisdiction of     Identification No.)
  Offices and Registrant's telephone number,                             Incorporation)
             including area code)
         Norfolk Southern Corporation                   1-8339              Virginia             52-1188014
  Three Commercial Place, Norfolk, Virginia
                  23510-9241
                (757) 629-2680

       Norfolk Southern Railway Company                 1-743               Virginia             52-6002016
  Three Commercial Place, Norfolk, Virginia             1-3744
                  23510-9241                            1-4793
                (757) 629-2680                         1-546-2

                                    No Change
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                Section 1 - Registrant's Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

(a) On August 27, 2004, pursuant to the consummation of the transactions contemplated by that certain Distribution Agreement listed as Exhibit
        2.1 (the "Distribution Agreement") hereto with respect to certain debt and assets relating to Consolidated Rail Corporation ("Conrail") (such transactions hereinafter referred to collectively as the "Conrail Spin Off Transactions") and as described further in Item 2.01, Norfolk Southern Railway Company ("NSR") and its parent Norfolk Southern Corporation ("NSC") entered into the following agreements:

        (i) Amendment No. 5 to the Transaction Agreement, dated as of August 27, 2004, by and among CSX Corporation ("CSX"), CSX Transportation, Inc. ("CSXT"), NSC, NSR, CRR Holdings LLC ("CRR Holdings"), Conrail Inc. ("CRR") and Conrail (such amendment listed as Exhibit 10.1 hereto and hereinafter referred to as "Amendment No. 5").

                Conrail is a wholly-owned subsidiary of CRR. CRR is a wholly-owned subsidiary of Green Acquisition Corp. ("Green Corp."), which is wholly-owned by CRR Holdings. NSC directly owns 58% of the economic interests of CRR Holdings and 50% of its voting interests. CSX owns, through its wholly-owned subsidiaries CSX Rail Holding Corporation ("CSX Rail") and CSX Northeast Holding Corporation ("CSX Northeast"), 42% of the economic interests of CRR Holdings and 50% of its voting interests.

                NSC and CSX jointly acquired Conrail in May 1997 and through the Transaction Agreement entered into as of June 10, 1997 (the "Transaction Agreement"), reallocated Conrail's assets into three principal categories (i) assets allocated to Pennsylvania Lines LLC ("PRR") for the exclusive use and operation of and by NSC and its wholly-owned subsidiary, NSR; (ii) assets allocated to New York Central Lines LLC ("NYC") for the exclusive use and operation of and by CSX and its wholly-owned subsidiary, CSXT; and (iii) the remaining assets designated as "Shared Assets Areas" to be operated by Conrail for the benefit of both NSC and CSX. NSR and CSXT operated the PRR and NYC properties, respectively, pursuant to various operating and lease agreements. From June 1, 1999 until August 27, 2004, NSC and CSX paid operating fees to PRR and NYC, respectively, for the use of their assets.

                As a consequence of the Conrail Spin Off Transactions, the assets and properties of PRR were consolidated into NSR and the assets and properties of NYC were consolidated into CSXT. Therefore, the prior arrangements contemplated by the Transaction Agreement whereby the PRR assets and the NYC assets were leased to NSC and CSX, respectively, under various lease and operating agreements were terminated or restructured as part of the Conrail Spin Off Transactions.


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                The arrangements with respect to Conrail's Shared Assets Areas, however, remain in place.

                Amendment No. 5 therefore materially amends the Transaction Agreement in order to (A) amend or terminate certain ancillary agreements entered into pursuant to the Transaction Agreement in order to effect the Conrail Spin Off Transactions; (B) reallocate certain operating fees, interest rentals and base rent in order to adjust for the distribution of the PRR and NYC assets to NSR and CSXT, respectively; and (C) effect agreements among NSC, NSR, CSX and CSXT relating to certain lines of railroad within the State of New Jersey or New York or the area within 25 miles of the City of Philadelphia, Pennsylvania in order to maintain the understandings set forth pursuant to the Transaction Agreement.

        (ii) Tax Allocation Agreement, dated as of August 27, 2004, by and among Green Corp., CRR, Conrail, NYC and PRR (such agreement listed as Exhibit 10.2 hereto and hereinafter referred to as the "Tax Allocation Agreement"). By operation of law as a result of the August 27, 2004, merger of PRR with and into PRR Newco, with PRR Newco as the surviving corporation, and the August 27, 2004 merger of PRR Newco with and into NSR, with NSR as the surviving corporation, NSR is now a direct party to the Tax Allocation Agreement.

                For a description of the material relationships between NSC and NSR and the other parties to the Tax Allocation Agreement, please see (i) above.

                The Tax Allocation Agreement governs the respective rights, responsibilities, and obligations of NYC, PRR and Green Corp., after the Conrail Spin Off Transactions with respect to tax liabilities, refunds, tax proceedings and other tax matters regarding income taxes, other taxes and related returns. The Tax Allocation Agreement also provides restrictions on NSC and CSX and any of their respective subsidiaries (including restrictions on share issuance, business combinations, and sales of assets and similar transactions) that are designed to preserve the tax-free nature of the Conrail Spin Off Transactions. In the event that a party to the Tax Allocation Agreement breaches its obligations under the agreement, it will be required to make an indemnity payment for the resulting taxes. The amount of any such indemnity payment could be material.

Item 1.02. Termination of a Material Definitive Agreement.

(a) On August 27, 2004, pursuant to the Conrail Spin Off Transactions, NSR terminated the Operating Agreement dated as of June 1, 1999 by and between PRR, as owner, and NSR as operator (filed as Exhibit 10.3 to NSC's and NSR's Quarterly Report on Form 10-Q filed with the Commission on August 11, 1999). The termination was effected by the Operating Agreement Termination Agreement, dated as of August 27, 2004, between PRR and NSR listed as Exhibit 10.3 hereto. See Item 1.01(a)(i) for a brief description of the material

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

        circumstances surrounding the termination. No material penalties were incurred by NSC or NSR as a result of the termination.


                        Section 2 - Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets.

(a) On August 27, 2004, as more fully described above, NSR and its parent NSC completed the restructuring of Conrail. As noted above, NSC and CSX have an indirect equity interest in Conrail of 58% and 42%, respectively, and voting interests of 50% each.

(b),(c) In connection with the restructuring of Conrail, effective as of August 27, 2004:

        (i) Conrail, through a series of transactions, caused the distribution to NSC of 99.9% of the then-outstanding common stock of PRR Newco (the "PRR Shares"), which at the time of the distribution wholly-owned PRR;

        (ii)    NSC thereafter contributed the PRR Shares to NSR;

        (iii) PRR was then merged with and into PRR Newco, with PRR Newco as the surviving company; and

        (iv) As a final step, PRR Newco was then merged with and into NSR, with NSR as the surviving company, thereby consummating the consolidation of PRR's business, assets and operations within NSR.

        As a result of the above transactions, NSR became the direct owner, and NSC, through its wholly-owned subsidiary NSR, became the indirect owner, of all of PRR's assets, which consist principally of former PRR lines, including lines running from New York/New Jersey and Philadelphia through Pittsburgh and Cleveland to Chicago, and certain owned and unencumbered rolling stock of Conrail. Pursuant to operating and lease agreements, NSR operated and managed PRR in a substantially independent manner prior to the foregoing restructuring.

(d),(e) In connection with the foregoing restructuring of Conrail, PRR Newco, a subsidiary of NSR prior to the restructuring, issued and NSR guaranteed an aggregate of $313,741,000 in principal amount of its 9 3/4% unsecured debentures due June 15, 2020 and an aggregate of $138,085,000 in principal amount of its 7 7/8% unsecured debentures due May 15, 2043. The foregoing debentures were delivered to Conrail, along with the PRR Shares, in partial consideration for Conrail's membership interest in PRR. Conrail exchanged these debentures and cash for Conrail's unsecured debt securities and distributed the PRR Shares to NSC as noted above.



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                  Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a) Pursuant to the instructions of Item 9.01.(a)(4) of Form 8-K, no later than 71 calendar days after the date that this Report was required to be filed, NSC and NSR intend to file an amendment to this Report on Form 8-K/A that will include any required financial statements.

(b) The required pro forma financial information of NSR is incorporated by reference to the previously filed Exhibit 99.5 of Form 8-K of NSR filed on July 30, 2004 with the Securities and Exchange Commission.

        Pursuant to the instructions of Item 9.01.(b)(2) of Form 8-K, no later than 71 calendar days after the date that this Report was required to be filed, NSC intends to file an amendment to this Report on Form 8-K/A that will include the required pro forma financial information of NSC.

(c)     Exhibits

Exhibit No.    Description
-----------    -----------

    2.1 Distribution Agreement, dated as of July 26, 2004, by and among CSX Corporation, CSX Transportation, Inc., CSX Rail Holding Corporation, CSX Northeast Holding Corporation, Norfolk Southern Corporation, Norfolk Southern Railway Company, CRR Holdings LLC, Green Acquisition Corp., Conrail Inc., Consolidated Rail Corporation, New York Central Lines LLC, Pennsylvania Lines LLC, NYC Newco, Inc. and PRR Newco, Inc.

    10.1 Amendment No. 5 to the Transaction Agreement, dated as of August 27, 2004, by and among CSX Corporation, CSX Transportation, Inc., Norfolk Southern Corporation, Norfolk Southern Railway Company, CRR Holdings LLC, Conrail Inc. and Consolidated Rail Corporation.

    10.2 Tax Allocation Agreement, dated as of August 27, 2004, by and among Green Acquisition Corp., Conrail Inc., Consolidated Rail Corporation, New York Central Lines LLC, Pennsylvania Lines LLC.

    10.3 Operating Agreement Termination Agreement, dated as of August 27, 2004, between Pennsylvania Lines LLC and Norfolk Southern Railway Company.

    99.1 Norfolk Southern Railway Company and CSX Transportation, Inc. Joint Press Release, dated August 30, 2004.


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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NORFOLK SOUTHERN CORPORATION
                                                 and
                                    NORFOLK SOUTHERN RAILWAY COMPANY
                                            (Registrants)



                                    By:  /s/  Reginald J. Chaney
                                       ----------------------------------
                                       Name:  Reginald J. Chaney
                                       Title: Assistant Corporate Secretary of
                                              Norfolk Southern Corporation and
                                              Corporate Secretary of Norfolk
                                              Southern Railway Company

Date:  September 2, 2004


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                                  EXHIBIT INDEX

    2.1 Distribution Agreement, dated as of July 26, 2004, by and among CSX Corporation, CSX Transportation, Inc., CSX Rail Holding Corporation, CSX Northeast Holding Corporation, Norfolk Southern Corporation, Norfolk Southern Railway Company, CRR Holdings LLC, Green Acquisition Corp., Conrail Inc., Consolidated Rail Corporation, New York Central Lines LLC, Pennsylvania Lines LLC, NYC Newco, Inc. and PRR Newco, Inc.

    10.1 Amendment No. 5 to the Transaction Agreement, dated as of August 27, 2004, by and among CSX Corporation, CSX Transportation, Inc., Norfolk Southern Corporation, Norfolk Southern Railway Company, CRR Holdings LLC, Conrail Inc. and Consolidated Rail Corporation.

    10.2 Tax Allocation Agreement, dated as of August 27, 2004, by and among Green Acquisition Corp., Conrail Inc., Consolidated Rail Corporation, New York Central Lines LLC, Pennsylvania Lines LLC.

    10.3 Operating Agreement Termination Agreement, dated as of August 27, 2004, between Pennsylvania Lines LLC and Norfolk Southern Railway Company.

    99.1 Norfolk Southern Railway Company and CSX Transportation, Inc. Joint Press Release, dated August 30, 2004.


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